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                                                                  Exhibit 23.5



                                    CONSENT
                                    -------


As Independent public accountants, we hereby consent to the incorporation in this Registration Statement on Form S-4 of our report dated January 13, 1996, on the consolidated financial statements of Teledyne, Inc. for the year ended December 31, 1995, which was previously incorporated by reference into Allegheny Teledyne Incorporated's Form 10-K for the year ended December 31, 1996.




/s/ARTHUR ANDERSEN LLP
----------------------
ARTHUR ANDERSEN LLP



Los Angeles, California
February 19, 1998